UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 31, 2020 (December 29, 2020)

FINTECH ACQUISITION CORP. IV

(Exact name of Registrant as specified in its charter)

Delaware	001-39558	84-1770732
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2929 Arch Street, Suite 1703 Philadelphia, PA	19104
(Address of principal executive offices)	(Zip Code)

(215) 701-9555

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	FTIVU	Nasdaq Capital Market
Class A common stock, par value $0.0001 per share	FTIV	Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of Class A common stock	FTIVW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Amendment amends Item 1.01 and supplements Item 9.01 (solely to add additional exhibits) of the Current Report on Form 8-K of FinTech Acquisition Corp. IV, filed with the Securities and Exchange Commission (the “SEC”) on December 30, 2020 (the “Previous Current Report”), in which FinTech Acquisition Corp. IV reported, among other events, the execution of the Business Combination Agreement (as defined below). Item 3.02 and Item 7.01 of the Previous Current Report remain unchanged. Interested parties should refer to the Previous Current Report for Item 3.02, Item 7.01 and the prior exhibits filed pursuant to Item 9.01.

Item 1.01 Entry into a Material Definitive Agreement.

As disclosed in the Previous Current Report, on December 29, 2020, FinTech Acquisition Corp. IV, a Delaware corporation (the “Company”), announced that it entered into a Business Combination Agreement (the “Business Combination Agreement”), dated as of December 29, 2020, by and among the Company, FinTech Investor Holdings IV, LLC, a Delaware limited liability company, Fintech Masala Advisors, LLC, a Delaware limited liability company (together with FinTech Investor Holdings IV, LLC, the “Sponsor”), PWP Holdings LP, a Delaware limited partnership (“PWP”), PWP GP LLC, a Delaware limited liability company and the general partner of PWP (“PWP GP”), PWP Professional Partners LP, a Delaware limited partnership and a limited partner of PWP (“Professionals”), and Perella Weinberg Partners LLC, a Delaware limited liability company and the general partner of Professionals (“Professionals GP”) pursuant to which, among other things, the Company will acquire interests in PWP, which will become jointly-owned by the Company, Professionals, and certain existing partners of PWP and following the Closing (as defined below) will serve as the Company’s operating partnership as part of an umbrella limited partnership C-corporation (Up-C) structure.

Business Combination Agreement

Pursuant to the Business Combination Agreement, subject to certain conditions set forth therein, in connection with the closing of the transactions contemplated by the Business Combination Agreement (the “Closing”):

(i)	the Company will acquire newly-issued common units of PWP in exchange for cash in an amount equal to the outstanding excess cash balances of the Company (including the proceeds from the PIPE Investment (as defined below)) as of Closing net of redemptions elected by the Company’s public stockholders pursuant to their redemption rights described below (such aggregate outstanding cash balances, “Company Cash”), with the number of such interests to be issued to be calculated based on the formula set forth on Schedule C to the Business Combination Agreement;

(ii)	Professionals will contribute the equity interests of PWP GP, the general partner of PWP, to the Company;

(iii)	the Company will issue (A) to Professionals, new shares of Class B-1 common stock, which will have 10 votes per share (for so long as Professionals or its limited partners as of the Closing maintain ownership of at least 10% of the issued and outstanding Class A common units of PWP, otherwise such Class B-1 common stock shall have one vote per share) and (B) to investor limited partners of PWP, new shares of Class B-2 common stock, which will have one vote per share, with the number of shares of such common stock to be issued to equal the number of common units of PWP that will be held by Professionals and such investor limited partners, respectively, following the Closing; and

(iv)	the Company will repay certain indebtedness of PWP, pay certain expenses, retain up to $10 million of cash on its balance sheet, and subject to the availability of transaction proceeds, the Company will first redeem certain limited partnership interests held by certain electing third party investor limited partners of PWP and second redeem certain electing non-working limited partners of Professionals (collectively with the other transactions contemplated by the Business Combination Agreement, the “Business Combination”).

The Closing is subject to the satisfaction of customary conditions precedent, including, among others, that: (a) Company Cash equal or exceed $200,000,000; (b) the Business Combination be approved by the Company’s stockholders; (c) there will have been no Company Material Adverse Effect, Professionals Material Adverse Effect or Parent Material Adverse Effect (each as defined in the Business Combination Agreement) since the date of the Business Combination Agreement; (d) the parties will have received certain required regulatory approvals; (e) the Company will have at least $5,000,001 of net tangible assets following the exercise by the Company’s public stockholders of the redemption rights described below; and (f) the PIPE Investment be consummated. Each of the parties to the Business Combination Agreement has made representations, warranties and covenants therein that are customary for transactions of this nature. The representations and warranties will not survive the Closing.

The Business Combination Agreement may be terminated at any time prior to the consummation of the Business Combination by mutual written agreement of the Company and Professionals GP and in certain other limited circumstances, including, but not limited to: (i) if the Business Combination has not been consummated by June 30, 2021 (as such date may be extended pursuant to the Business Combination Agreement) and the delay in closing beyond such date is not due to the breach of the Business Combination Agreement by the party seeking to terminate, (ii) if a governmental entity of competent jurisdiction has issued an order or taken any other action which would prevent the consummation of the Business Combination, (iii) if the Business Combination and other related proposals are not approved by the Company’s stockholders at the duly convened meeting of the Company’s stockholders and (iv) if the Company is incapable of having at least an aggregate of $200,000,000 in cash from the Company’s trust account after giving effect to the PIPE Investment (and after giving effect to the exercise by the Company’s public stockholders of the redemption rights described below).

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Pursuant to the Company’s amended and restated certificate of incorporation and in accordance with the terms of the Business Combination Agreement, the Company will be providing its public stockholders with the opportunity to redeem, upon the Closing, their respective shares of the Company’s Class A common stock for cash equal to the applicable pro rata share of the aggregate amount on deposit, as of two business days prior to the consummation of the Business Combination, in the Company’s trust account (which holds the proceeds of the Company’s initial public offering and concurrent sale of private placement units, less taxes payable).

The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations, warranties and covenants in the Business Combination Agreement were made only as of the date of the Business Combination Agreement or, with respect to certain representations, in the event the Closing occurs, as of the date of the Closing, or such other date as is specified in the Business Combination Agreement and are also modified in part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. The Company does not believe that these schedules contain information that is material to an investment decision. Investors are not third-party beneficiaries under the Business Combination Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates.

The foregoing description of the Business Combination Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of Business Combination Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Private Placement Subscription Agreements

As disclosed in the Previous Current Report, on December 29, 2020, concurrently with the execution of the Business Combination Agreement, the Company also entered into subscription agreements (“Subscription Agreements”) with certain investors (collectively, the “PIPE Investors”) pursuant to, and on the terms and subject to the conditions of which, the PIPE Investors have collectively subscribed for 12,500,000 shares of the Company’s Class A common stock for an aggregate purchase price equal to $125,000,000 (the “PIPE Investment”), a portion of which is expected to be funded by one or more affiliates of Sponsor. The PIPE Investment will be consummated substantially concurrently with the closing of the Business Combination.

The Subscription Agreements for the PIPE Investors (other than the Sponsor-related PIPE Investors, whose registration rights are governed by the Amended and Restated Registration Rights Agreement (as defined below) (the “Non-Sponsor PIPE Investors”), and other than the subscribing Perella executives) provide for certain registration rights. In particular, the Company is required to, as soon as practicable but no later than 30 calendar days following the closing date of the Business Combination file with the SEC (at the Company’s sole cost and expense) a registration statement registering the resale of such shares, and will use its commercially reasonable efforts to have such registration statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the 50th calendar day after the filing thereof (or the 90th calendar day after the closing of the Business Combination if the SEC notifies the Company that it will “review” such registration statement) and (ii) the fifth business day after the date the Company is notified in writing by the SEC that such registration statement will not be “reviewed” or will not be subject to further review. Such registration statement is required to be kept effective for at least three years after effectiveness or, if earlier, until either (i) the shares thereunder have been sold by the Non-Sponsor PIPE Investors or (ii) the shares may be sold without restriction under Rule 144 promulgated under the Securities Act (as defined below).

The Subscription Agreements will terminate with no further force and effect upon the earliest to occur of: (a) such date and time as the Business Combination Agreement is terminated in accordance with its terms; (b) upon the mutual written agreement of the parties to such Subscription Agreement; (c) if any of the conditions to closing set forth in such Subscription Agreement are not satisfied on or prior to the closing and, as a result thereof, the closing of the transactions contemplated by the Subscription Agreement fails to occur; and (d) the Outside Date (as defined in the Business Combination Agreement and as may be extended as described therein) if the closing of the Business Combination has not occurred on or before such date.

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The foregoing description of the Subscription Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of Subscription Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Tax Receivable Agreement

As disclosed in the Previous Current Report, at Closing the Company will enter into a tax receivable agreement with PWP, Professionals and certain other partners party thereto (the “Tax Receivable Agreement,” and such partners, “Partners”). The Tax Receivable Agreement will generally provide for the payment by the Company to Partners of 85% of the cash tax savings realized (or deemed realized) in periods after the Closing as a result of certain pre-existing tax assets and attributes of PWP and its subsidiaries. The Company expects to retain the benefit of the remaining 15% of these cash tax savings.

The foregoing description of the Tax Receivable Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of Tax Receivable Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Amended and Restated Registration Rights Agreement

As disclosed in the Previous Current Report, at Closing the Company will enter into the Amended and Restated Registration Rights Agreement (the “Amended and Restated Registration Rights Agreement”), with the Sponsor, Professionals, and the third party investor limited partners of PWP (other than Professionals) (each such limited partner, an “ILP”) under the limited partnership agreement of PWP (collectively, with each other person who has executed and delivered a joinder thereto, the “RRA Parties”), pursuant to which the RRA Parties will be entitled to registration rights in respect of certain shares of the Company’s Class A common stock and certain other equity securities of the Company that are held by the RRA Parties from time to time.

The Amended and Restated Registration Rights Agreement provides that the Company will as soon as practicable but no later than 30 business days following the closing date of the Business Combination, file with the SEC a shelf registration statement pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”) registering the resale of certain shares of the Company’s Class A common stock and certain other equity securities of the Company held by the RRA Parties and will use its commercially reasonable efforts to have such shelf registration statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the 60th calendar day following the actual filing date (or the 80th calendar day following the actual filing date if the SEC notifies the Company that it will “review” such registration statement) and (ii) the fifth business day after the date the Company is notified in writing by the SEC that such registration statement will not be “reviewed” or will not be subject to further review.Each of the Sponsor, Professionals, the ILPs and their respective transferees will be entitled to certain demand registration rights in connection with an underwritten shelf takedown offering, in each case subject to certain offering thresholds, applicable lock-up restrictions, issuer suspension periods and certain other conditions. The Sponsor and their permitted transferees are limited to three demand registrations and the ILPs and their permitted transferees are limited to one demand registration, in each case, for the term of the Amended and Restated Registration Rights Agreement. Professionals and its permitted transferees are limited to four demand registrations per twelve-month period. In addition, the RRA Parties have certain “piggy-back” registration rights, subject to customary underwriter cutbacks, issuer suspension periods and certain other conditions. The Amended and Restated Registration Rights Agreement includes customary indemnification provisions. The Company will bear the expenses incurred in connection with the filing of any registration statements filed pursuant to the terms of the Amended and Restated Registration Rights Agreement, including the fees of one legal counsel to each of the Sponsor, Professionals and the ILPs.

The foregoing description of the Amended and Restated Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of Amended and Restated Registration Rights Agreement, a copy of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

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Stockholders Agreement

As disclosed in the Previous Current Report, at Closing the Company and Professionals will enter into a stockholders agreement (the “Stockholders Agreement”), providing for certain approval and director nomination rights in favor of Professionals. The Stockholders Agreement provides that for so long as Professionals or its limited partners as of the date of Closing (or their permitted successors or assigns) continue to hold securities representing at least five percent of the Company’s outstanding Class A common stock on an as-exchanged basis (the “5% Condition”), the board of directors of the Company may not approve, absent the prior consent of Professionals, any amendment to the certificate of incorporation or bylaws of the Company, or the limited partnership agreement of PWP, that would materially and adversely affect in a disproportionate manner the rights of Professionals or its limited partners.

In addition, for so long as Professionals or its limited partners as of the date of Closing (or their permitted successors or assigns) continue to hold securities representing at least 10 percent of the Company’s outstanding Class A common stock on an as-exchanged basis (the “10% Condition”), the board of directors of the Company may not approve, absent the prior consent of Professionals, a number of ordinary course operating activities in respect of the Company, PWP and PWP’s subsidiaries, including, among other things: (i) any incurrence of indebtedness (other than inter-company indebtedness) in an amount in excess of $25 million; (ii) any issuance of equity or equity-related securities which would represent more than five percent of the total number of votes that may be cast in the election of directors of the Company (subject to certain customary exceptions); (iii) the authorization or issuance of any preferred stock; (iv) any equity or debt commitment to invest or investment or series of related equity or debt commitments to invest or investments in an amount greater than $25 million; (v) any entry into a new line of business that requires an initial investment in excess of $25 million; (vi) any disposition or divestment of any asset or business unit with a value in excess of $25 million; (vii) the adoption of a stockholder rights plan by the Company; (viii) any removal, change of duty or appointment of any officer of the Company that is, or would be, subject to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (ix) any amendment to the certificate of incorporation or bylaws of the Company; (x) any amendment to the limited partnership agreement of PWP; (xi) the renaming of the Company; (xii) the adoption of the Company’s annual budget and business plans and any material amendments thereto; (xiii) the declaration and payment of any dividend or other distribution (subject to certain customary exceptions); (xiv) the entry into any merger, consolidation, recapitalization, liquidation or sale of all or substantially all of the assets of the Company (subject to certain customary exceptions) or entering into any agreement providing therefor; (xv) voluntarily initiating any liquidation, dissolution or winding up of the Company or PWP or permitting the commencement of a proceeding for bankruptcy, insolvency, receivership or similar action; (xvi) the entry into, termination of or material amendment of any Material Contract (as defined in the Business Combination Agreement); (xvii) the entry into of any transaction or agreement that would be required to be disclosed by the Company under Item 404 of Regulation S-K under the Exchange Act; (xviii) the initiation or settlement of any material litigation or similar proceeding; or (xix) changes to the Company’s taxable year or fiscal year.

The Stockholders Agreement further provides that the parties to the Stockholders Agreement will take all reasonable actions to provide that (a) for so long as the 5% Condition is satisfied, there will be not more than 15 members of the board of directors of the Company, and that Professionals will have the right to designate one-third of the nominees for election to such board, (b) for so long as the 10% Condition is satisfied, Professionals will have the right to designate a majority of the nominees for election to the board of directors of the Company, and (c) any nominee designated by Professionals will be removed from office upon notice from Professionals to that effect. The Company is also required to take all reasonable actions to provide that any committee of the board of directors of the Company include a proportionate number of individuals that were designated for nomination by Professionals (subject to compliance with requirements of applicable laws and national securities exchange regulations).

The Stockholders Agreement will terminate once the 5% Condition is no longer satisfied.

The foregoing description of the Stockholders Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of Stockholders Agreement, a copy of which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

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Sponsor Share Surrender and Share Restriction Agreement

As disclosed in the Previous Current Report, on December 29, 2020, concurrently with the execution and delivery of the Business Combination Agreement, the Sponsor entered into a Sponsor Share Surrender and Share Restriction Agreement (the “Sponsor Share Cancellation Agreement”) with the Company, PWP and the other parties to that certain letter agreement, dated as of September 24, 2020, by and among the Sponsor, the Company and such other parties, pursuant to which the Sponsor has agreed that, concurrent with and contingent upon the Closing, it will forfeit an aggregate of 1,023,333 shares of Class B common stock for no consideration and agrees that 610,000 shares of Class A common stock and 6,846,667 shares of Class B common stock held thereby be subject to transfer restrictions for six months following the Closing and that 80% of the shares of Class B common stock also be subject to vesting conditions based on certain closing share price thresholds of the Company’s common stock for 20 out of any 30 consecutive trading days.

The foregoing description of the Sponsor Share Cancellation Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Share Cancellation Agreement, a copy of which is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

Forward-Looking Statements

This Current Report contains “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements regarding the estimated future financial performance, financial position and financial impacts of the potential transaction, the satisfaction of closing conditions to the potential transaction and the private placement, the level of redemptions by the Company’s public stockholders, the timing of the completion of the potential transaction, the anticipated pro forma enterprise value and Adjusted Net Income of the combined company following the potential transaction, anticipated ownership percentages of the combined company’s stockholders following the potential transaction, and the business strategy, plans and objectives of management for future operations, including as they relate to the potential transaction. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Current Report, words such as “pro forma,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, including as they relate to the potential transaction, it is making projections, forecasts and forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company’s and Perella Weinberg Partners’ control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the Company’s ability to complete the potential transaction or, if the Company does not complete the potential transaction, any other initial business combination; (2) satisfaction or waiver (if applicable) of the conditions to the potential transaction, including with respect to the approval of the stockholders of the Company; (3) the ability to maintain the listing of the combined company’s securities on Nasdaq; (4) the inability to complete the private placement; (5) the risk that the proposed transaction disrupts current plans and operations of the Company or Perella Weinberg Partners as a result of the announcement and consummation of the transaction described herein; (6) the ability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (7) costs related to the proposed transaction; (8) changes in applicable laws or regulations and delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals required to complete the potential transaction; (9) the possibility that the Company and Perella Weinberg Partners may be adversely affected by other economic, business, and/or competitive factors; (10) the outcome of any legal proceedings that may be instituted against the Company, Perella Weinberg Partners or any of their respective directors or officers, following the announcement of the potential transaction; (11) the failure to realize anticipated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions and purchase price and other adjustments; and (12) other risks and uncertainties indicated from time to time in the preliminary proxy statement of the Company to be filed with the Securities and Exchange Commission (“SEC”), including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by the Company.

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Forward-looking statements included in this Current Report speak only as of the date of this Current Report. Neither the Company nor Perella Weinberg Partners undertakes any obligation to update its forward-looking statements to reflect events or circumstances after the date of this Current Report. Additional risks and uncertainties are identified and discussed in the Company’s reports filed with the SEC and available at the SEC’s website at http://www.sec.gov.

Additional Information about the Transaction and Where to Find It

The Company intends to file with the SEC a preliminary proxy statement in connection with the Business Combination and will mail a definitive proxy statement and other relevant documents to its stockholders. The definitive proxy statement will contain important information about the Business Combination and the other matters to be voted upon at a special meeting of the stockholders to be held to approve the Business Combination and other matters, and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. The Company’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement, the amendments thereto, and the definitive proxy statement in connection with the Company’s solicitation of proxies for such special meeting, as these materials will contain important information about the Company, Perella Weinberg Partners and the Business Combination. The definitive proxy statement will be mailed to the stockholders of the Company as of a record date to be established for voting on the Business Combination and the other matters to be voted upon at the special meeting. The Company’s stockholders will also be able to obtain copies of the proxy statement, as well as other filings containing information about the Company, without charge, once available, at the SEC’s website at http://www.sec.gov, or by directing a request to: aabrams@cohenandcompany.com.

Participants in the Solicitation

The Company, PWP and certain of their respective directors and officers, as applicable, may be deemed participants in the solicitation of proxies of the Company’s stockholders in connection with the Business Combination. The Company’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of the Company in the Company’s 424B4 prospectus, which was filed with the SEC on September 25, 2020.

Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of the Company’s stockholders in connection with the Business Combination and other matters to be voted upon at the special meeting, including certain of PWP’s officers, will be set forth in the proxy statement for the Business Combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Business Combination will be included in the proxy statement that the Company intends to file with the SEC. This Form 8-K does not constitute a solicitation of a proxy, an offer to purchase or a solicitation of an offer to sell any securities.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1*

Business Combination Agreement, dated as of December  29, 2020, by and among FinTech Acquisition Corp. IV, FinTech Investor Holdings IV, LLC, FinTech Masala Advisors, LLC, PWP Holdings LP, PWP GP LLC, PWP Professional Partners LP and Perella Weinberg Partners LLC.

10.1	Form of Subscription Agreement.

10.2	Form of Tax Receivable Agreement (contained in Exhibit G to Exhibit 2.1).

10.3	Form of Amended and Restated Registration Rights Agreement (contained in Exhibit E to Exhibit 2.1).

10.4	Form of Stockholders Agreement (contained in Exhibit F to Exhibit 2.1).

10.5	Sponsor Share Surrender and Share Restriction Agreement (contained in Exhibit H to Exhibit 2.1).

*	Certain schedules to this Exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The Company hereby agrees to hereby furnish supplementally a copy of all omitted schedules to the SEC upon request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 31, 2020

FINTECH ACQUISITION CORP. IV

/s/ James J. McEntee, III
Name:	James J. McEntee, III
Title:	President

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